UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 4, 2006 (Date of earliest event reported)

WEBEX COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30849	77-0548319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3979 Freedom Circle

Santa Clara, California 95054

(Address of principal executive offices)

Telephone: (408) 435-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2006, Shawn Farshchi resigned as Vice President and Chief Information Officer of WebEx Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2006	WEBEX COMMUNICATIONS, INC.

	By:	/s/ Subrah S. Iyar
	Name:	Subrah S. Iyar
	Title:	Chief Executive Officer and President